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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________

                                   FORM 8-K
                                Current Report
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 5, 1999


                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                005-42674                09265-04802
      ----------------          -------------            ---------------
  (State of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


2121 San Jacinto Street, Suite 2500, Dallas, Texas 75201
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Address of Principal Executive Offices



Registrant's telephone number, including area code : (214) 953-4500


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                         By:   /s/ Jeanette H. Quay
                            -------------------------------------------------
                            Name: Jeanette H. Quay   Title: Vice President,
                            General Counsel and Secretary

Dated: April 5, 1999